Exhibit 10.29

In Seville, on October 10, 2025 GATHERED On the one hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo B, 41 . 011 Seville, and Tax Identification Number B - 55434377 , duly represented in this proceeding by Ms . Mª Carmen Mora Góngora, with ID number 79 . 203 . 458 - Z, by virtue of powers of attorney dated October 9 , 2025 , before the notary of the Illustrious College of Notaries of Andalusia, Mr . Gonzalo García Manrique y García da Silva . Hereinafter, the "Assignor . " And on the other hand, DC ESTATE VIANOS S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 48 bajo derecha, 41 . 011 Seville, and Tax Identification Number B - 23918352 , duly represented in this act by its sole administrator, Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 459 - S - , hereinafter referred to as the " Transferee . " The parties, each in their respective capacities, mutually and reciprocally acknowledge sufficient legal capacity to be bound by this document and : STATE I . - That the Assignor is the owner of the rights and obligations arising from the lease agreement signed on November 4 , 2024 , with Mr . José García Belmonte, in his capacity as lessor, and that its purpose is the use and exploitation of an area corresponding to 103 . 5912 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic installation on the following property : ADDRESS: POLÍGONO 2 PARCELAS 1 - 2 - 3 - 4 and POLÍGONO 3 PARCELAS 82 - 83, in the municipal district of of Vianos REGISTRATION. - POLYGON 2 PLOT 1: Volume: 967 Book: 45 Folio 33 Property no. 3,678 Alcaraz Property Registry. POLYGON 2 PLOT 2: Volume: 967 Book: 45 Folio 39 Property no. 3,679 Alcaraz Property Registry. POLYGON 2 PLOT 3: Volume: 967 Book: 45 Folio 37 Property No. 3,681 Alcaraz Property Registry. POLYGON 2 PLOT 4: Volume: 967 Book: 45 Folio 39 Property no. 3,682 Alcaraz Property Registry. 1 / 3

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POLYGON 3 PLOT 82: Volume: 967 Book: 45 Folio 31 Property no. 3,677 Alcaraz Property Registry. POLYGON 3 PLOT 83: Volume: 967 Book: 45 Folio 41 Property No. 3,683 Alcaraz Property Registry. TITLE. - 100% full ownership by title deed, for joint ownership. LIENS, LEASEHOLD STATUS, AND OTHER ENCUMBRANCES : Free of liens and liens, except for tax liabilities. CADASTRE REGISTRY : 02076A002000010000FH - 02076A002000020000FW - 02076A002000030000FA - 02076A002000040000FB - 02076A003000820000FG - 02076A003000830000FQ Attached to this document, as a SINGLE ANNEX, is a full copy of the lease agreement subject to assignment, which the parties consider to be reproduced in its entirety for all legal purposes. II . - That the Assignee is a company incorporated for the operation and development of data centers and energy projects, including energy generation through renewable sources and/or any other alternative energy . III . - That BLACKBERRY AIF SL and EDGEMODE Inc . signed a Memorandum of Understanding ("MOU") on September 15 , 2025 , in which they agreed to establish a special purpose vehicle and five operating companies in Spain, including the transfer of BLACKBERRY AIF S . L . 's lease agreements to each SPV as the basis for the operation of the projects . IV . - That in compliance with the foregoing, the parties agree to transfer the rights of the Lease Agreement described in the first recital to the Assignee, with all inherent rights and obligations, by means of this document : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 103 . 5912 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital, with all the rights and obligations inherent thereto, the Assignee thereby assuming all the rights and obligations of the Assignor . Second . - The Assignor undertakes to notify the lessor of the assignment of the rights arising from the Lease Agreement . Notwithstanding the foregoing, and given that the Lease Agreement expressly 2 / 3

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allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , each and every one of the rights and obligations arising from the Lease Agreement are deemed to be assigned , with the Assignor being fully exonerated from any rights and obligations in relation thereto from this moment onwards . Third . - The parties undertake to have this assignment agreement notarized at the request of either party so that, in due course, it may be registered in the corresponding Property Registry, either party being able to compel the other to comply with this clause, with both the notary fees and the registration fees being borne by the Assignee . Fourth . - The assignment of the rights of the Lease Agreement is made pursuant to the Memorandum of Understanding ("MOU") dated September 15 , 2025 , between BLACKBERRY AIF S . L . and EDGEMODE Inc . , which constitutes the basis and authorization for this assignment . Fifth . - For the resolution of any issues that may arise in connection with this contract, both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity, and termination of this Agreement . If a dispute is not resolved in accordance with the preceding paragraph within ten (10) business days from the start of the dispute, then, at the discretion of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . Having read this document, the parties agree to its form and content, and in witness whereof and in obligation of compliance, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor : Signed by MORA GONGORA MARIA DEL CARMEN - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users BLACKBERRY AIF SL By proxy Ms. Mª CARMEN MORA GÓNGORA The Assignee : Signed by MORA GONGORA JOSE ANTONIO - ***0345** on 10/10/2025 with a certificate issued by AC FNMT Users DC ESTATE VIANOS SL. As Sole Administrator Mr. JOSÉ ANTONIO MORA GÓNGORA 3 / 3

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LAND LEASE AGREEMENT

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In Alcaraz, on November 4 , 2024 , GATHERED On the one hand, Mr . JOSÉ GARCÍA BELMONTE, of legal age, Spanish nationality , residing at Avenida Zarandona No . 39 , 30007 Murcia , with ID No . 22 . 311 . 252 - X, hereinafter referred to as " PROPERTY . " And on the other hand, Mr. José A. Mora Góngora, of legal age, of Spanish nationality and with ID number 79.203.459 - S, representing the commercial company NGE SPAIN SOLIA RENEWABLES SL , a Spanish entity with registere social address in Seville, Calle Virgen de Luján No. 50 , Block 2 , Ground Floor B , d address hereinafter identified as " DEVELOPER AND/OR LESSEE." PARTIES The PROPERTY acting in its own name and right and considering itself to have sufficient legal capacity to enter into this lease agreement Acting on behalf of the DEVELOPER in its own name and right considering itself to have sufficient legal capacity for this contract. THEY STATE • That the PROPERTY is the owner of the full title to the rural properties described below, hereinafter referred to as "PROPERTY" or "PROPERTIES . " • That the properties are registered in the name of the Owner in the Alcaraz Property Registry , free of liens and encumbrances, with the following cadastral references : Cadastral Reference Leased Area (Ha) Area Total Cadastral (Ha) Parcel Polygon No. Ref. 02008A046000370000PE 4.7667 4.7667 47 46 1 O2ß76A0020OO01OO00FH 1.8051 1.8051 1 2 2 02076A002000020000FW 1.2591 1.2591 2 2 3 14.5464 14.5464 3 2 4 02076A0D2000040000FB 8.0438 8.0428 4 2 S 02076AO03O00820OD0FG 39.877 39.577 3 6 02076A003000830000FQ 33.5941 33.5941 83 f 3 103,sg12 ios,ss 2 The cadastral certification is attached to this document as "ANNEX 1 ," and the PROPERTY hereby undertakes to provide the DEVELOPER with the simple registry notes within ten (10) days of the signing of this contract .

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DEVELOPER the simple registry notes within ten (10) days of the signing of this contract. • That the DEVELOPER expresses interest in the economic exploitation of the Properties through the construction and installation therein of the elements necessary to develop a business project consisting of the operation of a Type IV data center and a photovoltaic solar plant of undetermined power ( hereinafter the "PROJECT") . • That the PROPERTY is interested in improving together the DEVELOPER a lease agreement for the PROPERTIES, consenting to and accepting the aforementioned agreement . STIPULATIONS FIRST: Legal regime This contract is entered into under the provisions of the Civil Code , and is governed by the will of the Parties expressed in the contract, and supplementarily by the provisions of the aforementioned Code, Royal Legislative Decree 7 / 2015 of October 30 , which approves the revised text of the Law on Land and Urban Rehabilitation , and the Civil Law of the Autonomous Community where the property is located . SECOND : Condition of the properties The lessor declares that the PROPERTIES are free of any encumbrances, as evidenced by the attached updated simple registry notes from the Property Registry of the municipality where the project is located, as ANNEX 2 , which must be provided by the PROPERTY within 10 days of the signing of this agreement . THIRD : Purpose of the contract The Lessor leases to the Lessee , who accepts it under the terms and conditions set forth in this contract, the PROPERTY, free of encumbrances and liens, as well as occupants and tenants . Likewise, it is received up to date with the payment of contributions, taxes, duties, and free of expenses of any kind generated by any concept inherent or accessory to it, remaining so during the term of the Contract . The lessor expressly authorizes the lessee to make full use and control of the leased area , as well as to demolish any existing buildings within it . In view of the purpose of the contract, which is the construction and operation of a data center and a photovoltaic plant , the lease includes the rights to the land, airspace , and subsoil .

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FOURTH: Term, rent , and payment methods The rent to be paid by the LESSEE to the LESSOR as consideration for the rights granted under this contract, upon receipt of an invoice, shall be as follows : Phase I: Studies and Permits • This phase includes conducting engineering studies and obtaining all necessary permits for the construction of the data center and solar plant . The rent will be € 100 /ha per year for 24 months from the date of obtaining the connection point and the favorable urban compatibility report . In the event of an extension of the term due to justified delay , additional payments of € 100 /ha per year of extension will be made . Phase II: Project Construction • During this phase, contractors will be selected and construction will be carried out until the data center and solar plant are operational . The agreed annual rent for Phase III will be paid proportionally based on the time elapsed between the start and completion of the works, with semi - annual payments in advance . The duration of this phase will be twelve (12) months , with the possibility of extension for six (6) additional months in the event of justified delay . UI Phase : Project Operation • During this phase, which will last thirty - five (35) years from the completion of Phase II, the LESSEE will pay an annual rent of € 2 , 000 /ha . Payment will be made every six months in advance, in the first fifteen days of each six - month period . F IFTH : Rent Review The rent will be reviewed annually in accordance with the variation in the CPI published by the INE or any index that replaces it . If the CPI is negative, the corresponding review will not be carried out . SIXTH: Rights and obligations of the parties The PROPERTY shall cooperate in good faith in the procedures necessary for the project, authorizing the DEVELOPER to occupy the necessary parts of the FtNCAS and carry out the necessary infrastructure works . 1

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SEVENTH: Permits, licenses, and authorizations Obtaining all necessary permits for the project shall be the sole responsibility of the DEVELOPER, who shall bear all related expenses . EIGHTH: Guarantees, bonds , and insurance The DEVELOPER shall be liable for all risks and shall comply with the regulatory provisions relating to the environment . It shall hold the PROPERTY harmless from any liability arising from the project . NINTH: Use of the property by the owner The PROPERTY may continue with agricultural activity until the start of construction . If the DEVELOPER requires prior eviction , the PROPERTY will be compensated as established . TENTH: Breach and termination of the contract Breach of the provisions shall entitle the complying party to demand compliance or termination of the contract, with the right to claim damages . The DEVELOPER may terminate this lease agreement early and unilaterally, without any penalty or compensation to the Property during PHASE I . To do so, it must notify the PROPERTY in writing and in a reliable manner, with the termination taking effect from the date of notification . Notwithstanding the power granted in this clause, the DEVELOPER may, in any case and at any time , with a minimum of 30 days' notice , terminate this agreement without penalty or compensation to the PROPERTY, in the event of any circumstance, of any nature, foreseeable or unforeseeable, expected or unexpected, which, directly or indirectly, implies a breach of the economic balance of this contract or of the project, or which in any other way frustrates or makes it more difficult or burdensome to achieve the purpose pursued by both parties with the execution of this contract , as stated in the Preamble to this document . Likewise, it may terminate it without penalty in the event of the denial of any permit that renders the project unfeasible . ELEVENTH: Assignment of the contract The DEVELOPER may assign the rights and obligations of the contract to third parties, notifying the PROPERTY of the assignment of its contractual position within the following fifteen days, without the delay in sending the notification constituting a breach of contract .

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TWELFTH: Transfer of the property The PROPERTY may sell the property, but the buyer must assume the terms of the contract, notifying the DEVELOPER. THIRTEENTH: Acknowledgment THE LESSEE and THE LESSOR (or any other natural or legal person to whom they may assign the rights and obligations arising from this contract) agree and acknowledge , by signing this contract , the participation as INTERMEDIARY of Ms . CELIA CAÑERO HINOJOSA, with ID number 47 . 207 . 370 - P, ( or any other natural or legal person they may designate) , undertaking, for this purpose, to pay the professional fees corresponding to each of them in accordance with the contract signed between them, with both the LESSEE and the LESSOR assuming the economic, legal, and technical conditions contained therein . FOURTEENTH . - Sole agreement This contract supersedes any previous agreement related to its subject matter. Any modification must be in writing and signed by both parties. FIFTEENTH: Partial invalidity The invalidity of one provision shall not affect the validity of the rest of the contract . SIXTEENTH: Notifications Notifications must be sent by certified mail or burofax to the addresses indicated . They may be sent in advance by email, but will not take effect until the certified mail or burofax is received . SEVENTEENTH: Notarization and registration The contract may be notarized and registered in the Property Registry at the request of either party . EIGHTEENTH: Expenses and taxes The taxes and expenses arising from the contract shall be borne by the DEVELOPER .

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NINETEENTH: Jurisdiction For the resolution of disputes, the parties submit to the jurisdiction of the Courts and Tribunals of the city of Alcaraz. And in witness whereof, the parties sign this contract in duplicate and for a single purpose at the place and date indicated. THE PROPERTY Mr. José García Belmonte THE DEVELOPER Legal Representative of NGE SPAIN SOLIA RENEWABLES SL Mr. José a Mora

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ANNEX I TO THE LEASE AGREEMENT: CADASTRE REFERENCE

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co8l6sf IO

NtNiSTERO
DE HACIENDA
Y FUNCIÓN PÚBLICA

SECRETARÍA DE ESTADO
DE HACIENDA

DIRECCIÓN GENERAL
DEL CATASTRO

DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRE DATA FOR REAL ESTATE PROPERTY

Cadastral reference: 02O08A046000370000PE

DATOS DESCRIPTIVOS DEL INMUEBLE

Location:

Polygon 4ü Parse\a 37

HAZA DE MATALLATÍA. ALCABAZ (ALBACEYE)

Class: RÚSTIGO

Crop

			do zer'
D	CR t-abot or irrigated farmland	04	47.6b7

PARCELA

Graphic area: 47,667 m2

Property share: * O0.0D%

Tipo:



36
9007
046
37
9008
RIO
TÉRMINO
537 600
537 800

Escala:
1/4000

COORDINACIÓN GRÁFICA CON EL REGISTRO DE LA PROPIEDAD

RegiStFO: ALCARAZ

Unique registration code: o2oozo007 \ 2585

Coordinated date: 04z07/20 47

verificados a través del "Acceso a datos catastrales no protegidos de la SEC"

Tuesday, September 12, 2023

GOVERNMENT

ACTION
AND PUBLIC SERVICE

SECRETARÍA DE ESTADO
DE HACIENDA

DIRECCIÓN GENERAL
DEL CATASTRO

CONSULTATION EUbCNIP FIVA AND GNAFIIA OF REAL ESTATE CADASTRE DATA

Cadastral reference: 02076A002000010000FH

DATOS DESCRIPTIVOS DEL INMUEBLE

Location:

Polygon 2, Plot 1
C GORGOJI. VIANOS (ALB/\CETEI

Ctaset RÚSTICO
Main use: Agricultural
Built area: Year of construction:

0	E- Pastos	DD	da z#d fe.051

Graphic area: 18,051 m2 Part1c\paclón de)
Property: 'OD00% type;



FERROCARRIL
9029
9015
7
1
9004
9019
537 200
537 400
537 600
Escala:
1/4000

COORDINACIÓN GRÁFICA CON EL REGISTRO DE LA PROPIEDAD

Registration: ALcARAZ
Unique registration code: 02002000712448

Coordination date: 07/03/2017 Manes,

verificados a través del "Acceso a datos catastrales no protegidos de la SEC"

A2 de Sep re de2O23

GOVERNMENT OF SPAIN, ꟼIINfSWIO OF FINANCE ¥FUNCTION PD8ŁJM

g_,_°•

DESCRIPTIVE AND GRAPHIC CONSULTATION
LAND REGISTRY DATA FOR REAL ESTATE PROPERTY

Cadastral reference: 02076A00200002000ßFW

DATOS DESCRIPTIVOS DEL INMUEBLE

£ocal location.

Poflgono 2 Parcel J

C GORGOJJ. VIANOS [AL8ACETE}

Class: RURAL

Main use: Agricultural

Built area: Year of construction:

	Cultivo/aprovechamiento	I	
0	E- Pastos	I00	12,591

PARCELA

Graphical area: 13,591 mz Share of the property: 100.00 'la Type:



9004
9019
002
2
6
5
4.278.200
4.278.100
537.400
537.500
Escala:
1/2000

COORDINACIÓN GRÁFICA CON EL REGISTRO DE LA PROPIEDAD

Registry: ALCARAZ

Unique registration code: 020o2000712455

-ecfi›a coordination: 07/03/2017

Este documento no es una certificación catastral, pero sus datos pueden ser verificados a través del "Acceso a datos catastrales no protegidos de la SEC"

Tuesday, September 12, 2023

g$ TREASURY AND PUBLIC FINANCE çj;¿« DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 02076A002000030000FA Location: Polygon 2, Parcel 3 C GORGOJI. VIANOS [ALBACETE) Class: RUSTIC Main use : Agricultural Crop a C - Mbur or Labrndio dry farming 03 00 11B.130 7.G87 13, 177 6,471 Graphic area : 145,464 m2 Property share : 1<< - D< e •o Type: Rgg)StF. ALCARAZ Unique registration code : oz002000712479 This doo/rnemo ro. esu Acacaf \ ¢adan ceta•t+•t, susdabas verified eUds dd ez soa cadastral dates ro ideadelaSgC ƒ sec Coordination date : 07/04/2017 Tuesday , September 2 , 2023

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GOVERNMENT THE MINISTRY OF FINANCE OF SPAIN OF FINANCE › s a ' * Location: Poligono 2 Pamela 4 C GORGOJI. VIANOS [ALBACETE] Phase: RUSTIC Built area : Construction area : Cultivation DESCRIPTIVE AND GRAPHIC CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 02076A002000040000FB Graphical area : 8o.4z8 m2 Share of the property : 100.DD % Type: 03 00 79.215 I.213 Registration number: ALCARAZ Unique registration code : 02gß20007 f2886 Coordination date : 07/04/2017 01

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COBQNO otgs9Æ;Æ4A pœsWWO œ wu4C›A Location: poii at 8 Pa cela 82 CORTIJO MONTE. VIANOS [ALBACETE| Class • P . ÚSTICO Main use : Agricultural Built area Construction type : Cultivated DESCRIPTIVE AND GRAPHIC CONSULTATION OF CADASTRAL DATA FOR REAL ESTATE PROPERTY Cadastral reference : 0Ž076A00300082000ßFG Graphical area : 395,770 m2 Partition of the property: *00 .D* % Type: E - Steps E - Payments d C - Work to be done 129,779 S. 121 364 1,062 R6gfstro: aLCARAZ Unique registration code : 02002000712431 Date of coordination: 07/03/2017 Tuesday , September 2, 2023

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MINI5TORY AND PUBLIC SERVICE DESCRIPTIVE AND GRAPHICAL CONSULTATION OF CADASTRAL DATA ON REAL EST ATE PROPERTY Cadastral reference : O2076A0O300082O000FQ Graphic area : 335.94 m2 Property share : 1 00 Σ ^ Type: Registration: ALCARAZ Unique registration code : O300200O712493 Date of coordination: 07/04/2017 Tuesday , September 12 , 2017 1 GOVERNM ENT Location: Polygon 3 Plot 83 CORTIJO MONTE. VIANOS |ALBACETE] Class: RURAL Main use : Agricultural Built area : Year of construction: 163.4J0 Su lntnriadnd Preductfvo 03 C - Lnbor u Labtadfo secanu E - PaBtO9 fL684 03 C - Labor n Laxaio secar›u 03 d C - L4hcx o LaUmcüo •uo

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